                           UNITED NATURAL FOODS, INC.
                                 260 LAKE ROAD
                          DAYVILLE, CONNECTICUT 06241

                                           As of October 31, 1997

FLEET CAPITAL CORPORATION
200 Glastonbury Boulevard
Glastonbury, Connecticut 06033

     Re:  Third Amendment to Amended and Restated Loan Agreement
          ------------------------------------------------------


Ladies and Gentlemen:

     Reference is made to the Amended and Restated Loan and Security Agreement dated February 20, 1996 as amended ("Loan Agreement") and all promissory notes, mortgages, guaranties, agreements, documents and instruments entered into by United Natural Foods, Inc., Mountain People's Warehouse Incorporated, Natural Retail Group, Inc., Rainbow Natural Foods, Inc., and Nutrasource, Inc. (collectively, the "Borrowers") and any other person or obligor pursuant thereto (collectively, the "Loan Documents") with or for the benefit of Fleet Capital Corporation ("Lender" or "FCC"). Except as otherwise defined herein, capitalized terms used herein shall have the meanings given them in the Loan Agreement. This Third Amendment to Loan Agreement is referred to as the "Third Amendment".

Background. The Borrowers have requested that the Lender consent to the merger by Gem Acquisition Corp. with and into Stow Mills, Inc., a Vermont corporation ("Stow") as a result of which Stow will become a wholly owned subsidiary of UNF and the subsidiaries of Stow including, without limitation RB Acquisition, L.L.C., a Delaware limited liability company ("Newsub"), will become indirect subsidiaries of UNF (the "Merger"). In connection with this consent, Borrowers have requested, among other things, that Lender agree that Stow and Newsub become Borrowers under the Loan Agreement and the other Loan Document, that the total credit facility be increased to $100,000,000 and the limit on inventory advances be increased to $50,000,000 and the advance rate on inventory to 60%, a term loan in the amount of $6,600,000 be made to the Borrowers, and the aggregate amount of Real Estate Acquisition Loans and the Real Estate Term Loan be increased to $20,000,000. To accommodate these requests, the Lender has proposed and the Borrowers have agreed that the Lender syndicate the credit facilities to other banks and lending institutions as agent for itself and the new lenders pursuant to the terms set forth herein and the Agency and Interlender Agreement attached hereto.

Consent to Merger.  Subject to the satisfaction of the terms and conditions
-----------------
hereof, the Lender hereby consents to the Merger.

Amendments to the Loan Agreement.  Subject to the satisfaction of the terms and
--------------------------------
conditions hereof, Lender and Borrower have agreed that the Loan Agreement shall be amended as follows:

Designation of Additional Borrowers.
-----------------------------------

Stow and Newsub each are, and hereby shall be, a Borrower under the Loan Agreement, jointly and severally with UNF, MPW, NRG, Rainbow and NutraSource with respect to all existing and hereafter arising Obligations and all references in the Loan Agreement and other Loan Documents to Borrowers shall mean and include UNF, MPW, NRG, Rainbow, NutraSource, Stow and Newsub, jointly and severally.

Stow and Newsub each hereby irrevocably appoints and constitutes UNF as to be its agent under the Loan Agreement, the Loan Documents or otherwise to (i) request all Loans and LC Guaranties and Letters of Credit, to select interest rates and, for Euro-Dollar Loans, Euro-Dollar Interest Periods, pursuant to
Section 3.1.1; (ii) receive all notices, reports, statements and other information or communications from Lender to the Borrowers or any of them; (iii) receive the proceeds of all Loans from the Lender and to distribute such proceeds among the Borrowers in accordance with the terms of this Agreement; and
(iv) otherwise take such action as may be required or permitted by the terms of the Loan Agreement by and on behalf of the Borrowers.

Designation of Additional Lenders and Agent for Lenders.
-------------------------------------------------------

In accordance with Section 11.3 of the Loan Agreement, FCC intends to assign a portion of its interest in the Loans, LC Guaranties and Letters of Credit, this Agreement and the other Loan Documents to one or more banking or lending institutions. Upon notice by FCC to Borrowers that such assignments are effective, each assignee shall be deemed to be a Lender under the Loan Agreement and other Loan Documents. FCC and such additional Lenders shall thereupon be severally liable in accordance with the proportionate interest assigned to each such new Lender and retained by FCC (the "Pro Rata Share") for the obligations of the Lender under the Loan Agreement and FCC shall be correspondingly relieved of such obligations to the extent of such assignments. Henceforth all references in the Loan Agreement and other Loan Documents to Lender in the singular shall be deemed to be changed to refer to all of the Lenders in the plural, in their individual and several capacities.

For ease in the administration of the responsibilities of the Lenders under the Agreement, the Lenders have appointed FCC as agent for the Lenders ("Agent") pursuant to the Agency and Interlender Agreement attached hereto. Pursuant to the Agency and Interlender Agreement, FCC has assigned to the Agent, for the benefit of all the Lenders, all of its right, title and interest in the Collateral, the Liens granted to the Lenders under the Loan Agreement and other Loan Documents and all rights, remedies and claims with respect to the Collateral and such Liens. All actions or omissions of the Agent and all expenditures made and costs and expenses incurred by Agent shall be deemed to be made or incurred on behalf of the Lenders, shall be deemed to be Obligations under the Loan Agreement and other Loan Documents and shall be secured by the Liens granted on all of the Collateral.

Upon notice from the Agent of an assignment by a Lender, Borrowers agree to issue replacement Notes to FCC and to each assignee of a Lender in amounts equal to the Pro Rata Share of each such assignee of the total amount of each of the credit facilities under the Loan Agreement.

The Borrowers acknowledge, confirm and agree that all representations, warranties, covenants, indemnities and other agreements under the Loan Agreement and other Loan Documents shall be deemed to be made to all of the Lenders and to the Agent. Section 1 of the Loan Agreement is amended to delete the amount "$50,000,000" in the third line of the first paragraph thereof and to substitute "$100,000,000" in place thereof.

Section 1.1.2 of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof.

          "1.1.2  Use of Proceeds.  The Revolving Credit Loans shall be used for
                  ---------------
the satisfaction of existing Indebtedness of Stow Mills, Inc. owing to Fleet National Bank and for the Borrowers' general operating capital needs in a manner consistent with the provisions of this Agreement and all applicable laws."

Section 1.2.1 of the Loan Agreement is deleted and the following is substituted in place thereof:

          "1.2.1  Term Loan.  Lender agrees to make a term loan to the Borrowers
                  ---------
on the Third Amendment Closing Date in the principal amount of $6,600,000, which shall be repayable in accordance with the Term Note and shall be secured by all the Collateral. The proceeds shall be used for purposes for which the proceeds of Revolving Credit Loans are authorized to be used."

Section 1.2.3 of the Loan Agreement is amended to delete the first sentence thereof and to substitute in place thereof the following: "The Lender agrees to make to the Borrowers additional Loans ("Real Estate Acquisition Loans") in an aggregate principal amount not to exceed $14,625,000 for the purpose of financing the purchase of the real property to be used by the Borrowers in Auburn, California and to finance the purchase of other parcels of real property to be used by the Borrowers.

Appendix A.  General Definitions is hereby amended as follows:
----------

The definition of Borrowing Base is amended to delete the definition thereof in its entirety and to substitute in place thereof:

          "Borrowing Base - at any date of determination thereof, an amount
           --------------
equal to the lesser of:

          (i)  $100,000,000 minus the unpaid principal balance of (a) the Term
                            -----
Loan; (b) the Real Estate Term Loan; (c) the Acquisition Loans; (d) the Real Estate Acquisition Loans; and (d) the face amount of any Letter of Credit or LC Guaranty outstanding at such date; or

          (ii) an amount equal to:

               (a) ninety percent (90%) of the net amount of Eligible Accounts outstanding at such date not including UNF's Eligible Accounts due from the New Subsidiaries and Rainbow;

                                    PLUS

               (b)  the lesser of (1) $50,000,000.00 or (2) sixty percent (60%)
                    of the value of the Eligible Inventory at such date, not including the Eligible Inventory of the New Subsidiaries, consisting of finished goods calculated on the basis of the lower of cost or market with the cost of finished goods calculated on a first-in, first-out basis.

                                    PLUS

               (c) either (1) seventy-five percent (75%) of the net amount of the UNF's Eligible Accounts due from the New Subsidiaries outstanding at such date; or (2) sixty percent (60%) of the value of the Eligible Inventory of the New Subsidiaries at such date, consisting of finished goods calculated on the basis of the lower of cost or market with the cost of finished goods calculated on a first-in, first out basis.

                                    MINUS

               (d) an amount equal to the face amount of any LC Guaranty and Letter of Credit outstanding on such date.

          For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time."


The definition of Euro-Dollar Interest Period is amended to delete the words "or twelfth" in the third line thereof and by inserting the word "or" after the word "third" and before the word "sixth" in such third line.

Security Interest in Collateral.  To secure the prompt payment and performance
-------------------------------
to Lenders of the Obligations, each of Stow and Newsub hereby grants to Lenders and to Agent a continuing Lien upon all of their respective assets, including all of the following Property and interests in Property of each such Borrower, whether now owed or existing or hereafter created, acquired or arising and wheresoever located:

               (i)     Accounts;

               (ii)    Inventory;

               (iii)   Equipment

               (iv)    General Intangibles

               (v) All monies and other Property of any kind now or at any times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

               (vi) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through
          (v) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

               (vii) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records of any Borrower pertaining to any of
          (i) through (vi) above.

Representations and Warranties.
------------------------------

          To induce Lenders to enter into this Third Amendment, each Borrower warrants, represents and covenants to the Lenders and Agent that:


Organization and Qualification. Each Borrower is a corporation duly
------------------------------
incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Borrower is duly qualified or is authorized to do business and is in good standing as a foreign corporation or limited liability company in all states and jurisdictions in which the failure of such Borrower to be so qualified would have a material adverse effect on the financial condition, business or properties of such Borrower.

Corporate Power and Authority.  Each Borrower is duly authorized and empowered
-----------------------------
to enter into, execute, deliver and perform this Third Amendment and each of the Loan Documents to which it is a party. The execution, delivery and performance of this Third Amendment and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders or members of a Borrower; (ii) contravene any Borrower's charter, by-laws or operating agreement; (iii) violate, or cause Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which Borrower's Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower.

Legally Enforceable Agreement.  This Third Amendment and each of the other Loan
-----------------------------
Documents when delivered under this Third Amendment will be, a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms.

No Material Adverse Change.  Since the date of the last financial statements
--------------------------
provided by the Borrowers to the Lender, there has been no material adverse change in the condition, financial or otherwise, of any Borrower as shown on the Consolidated balance sheet as of such date and no change in the aggregate value of the Collateral, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

Continuous Nature of Representations and Warranties. Each representation and warranty contained in the Loan Agreement and the other Loan Documents remains accurate, complete and not misleading in any material respect on the date of this Third Amendment, except for representations and warranties that explicitly relate to an earlier date and changes in the nature of any Borrower's business or operations that would render the information in any exhibit attached thereto either inaccurate, incomplete or misleading, so long as such changes were disclosed in the Form S-1 Registration Statement of UNF as filed with the Securities and Exchange Commission on September 4, 1996, as amended, in the amended Exhibits attached hereto or Lenders have consented to such changes or such changes are expressly permitted by the Loan Agreement.

Conditions Precedent.
--------------------

          Notwithstanding any other provision of this Third Amendment or any of the other Loan Documents, and without affecting in any manner the rights of Lenders under the other sections of this Third Amendment, this Third Amendment shall not be effective as to Lenders unless and until each of the following conditions has been and continues to be satisfied (the "Third Amendment Closing Date"):

Documentation. Lenders shall have received, in form and substance satisfactory to Lenders and their counsel, a duly executed copy of this Third Amendment, the Term Note, the replacement Notes for each new Lender, and the Loan Documents required to be executed in connection herewith, together with such additional documents, instruments, opinions of Borrowers' counsel and certificates as FCC and its counsel shall require in connection therewith, all in form and substance satisfactory to Lenders and their counsel.

No Default. No Default or Event of Default shall exist except as previously disclosed to and consented to by Lenders.

No Litigation. Except as previously disclosed to and consented to by Lender, no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of the Loan Agreement or this Third Amendment or the consummation of the transactions contemplated thereby or hereby.

Amendments to Exhibits. The Exhibits to the Loan Agreement shall have been amended by Borrowers and attached hereto and the information therein shall be satisfactory to the Lender.

The Merger has closed and all conditions precedent thereto shall have been satisfied and not waived.

Acknowledgment of Obligations.
-----------------------------

          Each Borrower hereby (1) reaffirms and ratifies all of the promises, agreements, covenants and obligations to Lenders under or in respect of the Loan Agreement and other Loan Documents as amended hereby and (2) acknowledges that it is unconditionally liable for the punctual and full payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including reasonable attorneys' fees and expenses) under the Loan Documents, as amended hereby, and that it has no defenses, counterclaims or setoffs with respect to full, complete and timely payment and performance of all Obligations.

Confirmation of Liens.
---------------------

          Each Borrower acknowledges, confirms and agrees that the Loan Documents, as amended hereby, are effective to grant to Agent and to Lenders duly perfected, valid and enforceable first priority security interests and liens in the Collateral described therein and that the locations for such Collateral specified in the Loan Documents have not changed. Each Borrower further acknowledges and agrees that all Obligations of such Borrower are and shall be secured by the Collateral.

Miscellaneous.
-------------

          Except as set forth herein, the undersigned confirms and agrees that the Loan Documents remain in full force and effect without amendment or modification of any kind. Each Borrower hereby acknowledges its obligation to pay to Lenders' and Agent's reasonable attorneys' fees and costs incurred in connection with this Third Amendment, as set forth in the Loan Agreement. The execution and delivery of this Third Amendment by Lenders and Agent shall not be construed as a waiver by Lenders of any Default or Event of Default under the Loan Documents. This Third Amendment, together with the Loan Agreement and other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof. This Third Amendment and the transactions hereunder shall be deemed to be consummated in the State of Connecticut and shall be governed by and interpreted in accordance with the laws of that state. This Third Amendment and the agreements, instruments and documents entered into pursuant hereto or in connection herewith shall be "Loan Documents" under and as defined in the Loan Agreement.

     EACH BORROWER HEREBY WAIVES SUCH RIGHTS AS IT MAY HAVE TO NOTICE AND/OR HEARING UNDER ANY APPLICABLE FEDERAL OR STATE LAWS INCLUDING, WITHOUT LIMITATION, CONNECTICUT GENERAL STATUTES SECTIONS 52-278A, ET-SEQ., AS AMENDED,
                                                           --
PERTAINING TO THE EXERCISE BY AGENT AND/OR LENDERS OF SUCH RIGHTS AS THE AGENT AND/OR LENDERS MAY HAVE INCLUDING, BUT NOT LIMITED TO, THE RIGHT TO SEEK PREJUDGMENT REMEDIES AND/OR DEPRIVE BORROWERS OF OR AFFECT THE USE OF OR POSSESSION OR ENJOYMENT OF BORROWERS' PROPERTY PRIOR TO THE RENDITION OF A FINAL
JUDGMENT AGAINST A BORROWER.   EACH BORROWER FURTHER WAIVES ANY RIGHT IT MAY
HAVE TO REQUIRE AGENT AND/OR LENDERS TO PROVIDE A BOND OR OTHER SECURITY AS A PRECONDITION TO OR IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT BY AGENT AND/OR LENDERS.

     Executed under seal on the date set forth above.


ATTEST:                            UNITED NATURAL FOODS, INC.


/s/ Chris Correa                   By: /s/ Steven Townsend
------------------------------        ----------------------------------
                                      Name: Steven Townsend
                                           -----------------------------
                                      Title: CFO
                                            ----------------------------

ATTEST:                            MOUNTAIN PEOPLE'S WAREHOUSE, INC.

/s/ Chris Correa                   By: /s/ Steven Townsend
------------------------------        ----------------------------------
                                      Name: Steven Townsend
                                           -----------------------------
                                      Title: CFO
                                            ----------------------------

ATTEST:                            NATURAL RETAIL GROUP, INC.


/s/ Chris Correa                   By: /s/ Steven Townsend
------------------------------        ----------------------------------
                                      Name: Steven Townsend
                                           -----------------------------
                                      Title: CFO
                                            ----------------------------

ATTEST:                            NUTRASOURCE, INC.


/s/ Chris Correa                   By: /s/ Steven Townsend
------------------------------        ----------------------------------
                                      Name: Steven Townsend
                                           -----------------------------
                                      Title: CFO
                                            ----------------------------

ATTEST:                            RAINBOW NATURAL FOODS, INC.


/s/ Chris Correa                   By: /s/ Steven Townsend
------------------------------        ----------------------------------
                                      Name: Steven Townsend
                                           -----------------------------
                                      Title: CFO
                                            ----------------------------

ATTEST:                            STOW MILLS, INC.


/s/ Chris Correa                   By: /s/ Steven Townsend
------------------------------        ----------------------------------
                                      Name: Steven Townsend
                                           -----------------------------
                                      Title: CFO
                                            ----------------------------


ATTEST:                            RB ACQUISITION, L.L.C.


/s/ Chris Correa                   By: /s/ Steven Townsend
------------------------------        ----------------------------------
                                      Name: Steven Townsend
                                           -----------------------------
                                      Title: CFO
                                            ----------------------------


Accepted in Glastonbury, Connecticut
on October 31, 1997

FLEET CAPITAL CORPORATION, as Agent


By: /s/ Howard Handman
   ---------------------------
   Name: Howard Handman
        ----------------------
   Title: Vice President
         ---------------------


FLEET CAPITAL CORPORATION, as Lender


By: /s/ Howard Handman
   ---------------------------
   Name: Howard Handman
        ----------------------
   Title: Vice President
         ---------------------